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                United States Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

   Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange
                                   Act of 1934

                        Date of Report: February 24, 2005
                        (Date of earliest event reported)

                              Spherix Incorporated
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             (Exact name of registrant as specified in its charter)

           Delaware                    0-5576               52-0849320
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 (State or other jurisdiction of    (Commission          (I.R.S. Employer
         incorporation)             File Number)         Identification No.)

              12051 Indian Creek Court, Beltsville, Maryland 20705
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including area code: (301) 419-3900

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

        On February 17, 2005, Richard C. Levin was elected Chief Executive Officer (CEO) and President of the Registrant. During the past 5 years, Mr. Levin, a 13-year veteran with Spherix, has successively held the following positions of increased responsibility: Vice President, Planning; Vice President, Business Strategies; Vice President, Finance and Administration; Vice President, Administration, and Chief Financial Officer (CFO); Interim President of InfoSpherix; Executive Vice President, CFO, and Treasurer; and Acting President and CEO. In addition to his newly elected position as CEO and President, Mr. Levin remains CFO and Treasurer. Mr. Levin is 52 years old and is the nephew of Dr. Gilbert Levin, Director and Executive Officer for Science, and Mrs. M. Karen Levin, Director and Vice President of Corporate Communications.

        On February 17, 2005, the Board of Directors of the Registrant voted to eliminate the position of Vice President of R&D, BioSpherix Division, held by Dr. Joseph Riemer, who will depart Spherix on February 28 to become a consultant.

        A copy of the press release issued by the Registrant on February 22, 2005, announcing these events is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(c) Exhibits

99.1    Press release issued by Spherix Incorporated dated February 22, 2005.

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                                   Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Spherix Incorporated

                                               By:    /s/ Richard C. Levin
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                                               Name:  Richard C. Levin
                                               Title: CEO and President; and CFO

Date: February 24, 2005